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                                                                    EXHIBIT 10.4

                      SECOND AMENDMENT TO CREDIT AGREEMENT

         This Amendment is agreed to as of the 30th day of April, 1998, by and among Larson-Juhl Inc., a Georgia corporation, and Larson-Juhl International L.L.C., a Georgia general partnership (the "Borrowers"); Norwest Bank Minnesota, National Association, a national banking association, as Agent under the Credit Agreement described below (in such capacity, the "Agent"); and Norwest Bank Minnesota, National Association, a national banking association, SunTrust Bank, Atlanta, a Georgia banking corporation, The Sumitomo Bank, Limited, a Japanese banking corporation, and Southtrust Bank of Georgia, N.A., a national banking association, as Banks (the "Banks").

         The Borrower, the Agent and the Banks are each parties to a Credit Agreement (together with all amendments, modifications and restatements thereof, the "Credit Agreement") dated as of July 16, 1996, as amended by a First Amendment to Credit Agreement (the "First Amendment") dated November 17, 1997.

         The Borrowers, the Agent and the Banks wish to increase the line of credit established under the Credit Agreement and to shorten the maturity of that line of credit.

         ACCORDINGLY, in consideration of the mutual covenants contained in the Credit Agreement and herein, the parties hereby agree as follows:

         1. Definitions. All terms defined in the Credit Agreement that are not otherwise defined herein shall have the meanings given them in the Credit Agreement.

         2. Amendment. The definitions of "Commitment Amount" and "Commitment Termination Date" in Section 1.1 of the Credit Agreement are hereby amended in their entirety to read as follows:

         "Commitment Amount" means, with respect to each Bank, the amount set forth opposite that Bank's name below or on any Assignment Certificate, unless said amount is reduced pursuant to Section 2.11, in which event it means the amount to which said amount is reduced:

          Norwest Bank Minnesota, National Association          $35,000,000
          SunTrust Bank, Atlanta                                $35,000,000
          The Sumitomo Bank, Limited                            $20,000,000
          Southtrust Bank of Georgia, N.A.                      $10,000,000


         "Commitment Termination Date" means September 1, 1998, or the earlier date of termination in whole of the Commitments pursuant to Section
         2.11 or 7.2.


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         3.       Representations and Warranties. The Borrowers hereby represent and warrant to the Agent and the Banks as follows:

                  (a) The Borrowers have all requisite power and authority, corporate or otherwise, to execute and deliver the First Amendment and this Amendment, and to perform the First Amendment, this Amendment and the Credit Agreement as amended thereby and hereby. This Amendment and the First Amendment have been duly and validly executed and delivered to the Agent and the Banks by the Borrowers, and the First Amendment, this Amendment and the Credit Agreement as amended hereby constitute the Borrowers' legal, valid and binding obligations enforceable in accordance with their terms.

                  (b) The execution, delivery and performance by the Borrowers of the First Amendment and this Amendment, and the performance of the Credit Agreement as amended thereby and hereby, have been duly authorized by all necessary corporate action and do not and will not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate the Borrowers' articles of incorporation or bylaws or any provision of any law, rule, regulation or order presently in effect having applicability to the Borrowers, or (iii) result in a breach of or constitute a default under any indenture or agreement to which the Borrowers are a party or by which the Borrowers or their properties may be bound or affected.

                  (c) All of the representations and warranties contained in Article IV of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

         4. Conditions. The amendments set forth in paragraph 2 shall be effective only if the Agent has received (or waived the receipt of) each of the following, in form and substance satisfactory to the Agent, on or before the date hereof (or such later date as the Required Banks may agree to in writing):

                  (a) This Amendment, duly executed by the Borrowers and each Bank.

                  (b) A certificate of the secretary or assistant secretary of the Company (i) certifying as accurate resolutions of the board of directors of the Company evidencing approval of the First Amendment, this Amendment, the Credit Agreement as amended hereby, and the other matters contemplated hereby, (ii) stating that there have been no amendments to or restatements of the articles of incorporation or bylaws of the company as furnished to the Agent in connection with the execution and delivery of the Credit Agreement other than those that may be attached to the certificate, and (iii) certifying the names of the managers of LJ International that are authorized to sign the First Amendment and this Amendment, together with the true signatures of such officers.


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                  (c)      A certificate of the managing member, secretary or
         assistant secretary of LJ International (i) certifying that such person is the keeper of or otherwise responsible for the maintenance of the minute books of LJ International, (ii) certifying that the First Amendment, this Amendment and the Credit Agreement as amended hereby have been duly approved by all necessary action of the managing member of LJ International and attaching true and correct copies of the applicable resolutions granting such approval, (iii) stating that there have been no amendments to or restatements of the Organizational Documents of LJ International as furnished to the Agent in connection with the execution and delivery of the Credit Agreement other than those that may be attached to the certificate, and (iv) certifying the names of the officers of the Company that are authorized to sign the First Amendment and this Amendment, together with the true signatures of such officers.

                  (d) A signed copy of the opinion of counsel for the Borrowers, addressed to the Agent and the Banks, confirming the matters set forth in paragraph 3 hereof (other than paragraph (c) thereof), and such other matters as the Required Banks may in their sole discretion request.

         5. Miscellaneous. The Borrowers shall pay all costs and expenses of the Agent, including attorneys' fees, incurred in connection with the drafting and preparation of this Amendment and any related documents. Except as amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts of this Amendment, taken together, shall constitute but one and the same instrument. This Amendment shall be governed by the substantive law of the State of Minnesota.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed as of the date first above written.

LARSON-JUHL INC.                             LARSON-JUHL INTERNATIONAL LLC


By: /s/ Steve M. Scheppmann                  By: /s/ Steve M. Scheppmann
    -----------------------------------          -------------------------
Its:    V.P.                                 Its:     V.P.
      ---------------------------------             ----------------------

NORWEST BANK MINNESOTA,                      SUNTRUST BANK, ATLANTA
NATIONAL ASSOCIATION, AS AGENT AND
AS A BANK
                                             By:  /s/ Jenna H. Kelly
                                                 -------------------------
                                             Its:     V.P.
                                                 -------------------------
By /s/ Scott Bjelde
   ------------------------------------
Its:   Vice President                        By:  /s/ Jonathan H. James
     ----------------------------------          -------------------------
                                             Its:  Banking Officer
                                                  ------------------------

THE SUMITOMO BANK, LIMITED                   SOUTHTRUST BANK OF GEORGIA,
                                             N.A.
By:  /s/ J. H. Broadley
     ----------------------------------
Its:    Vice President
     ----------------------------------

By:  /s/ Brian M. Smith                      By:  /s/ Robert M. Seaman
    -----------------------------------          -------------------------
Its:  Senior Vice President & Regional       Its:  Vice President
    -----------------------------------           ------------------------
       Manager (East)
    ----------------------------------


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